UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2021 (October 26, 2021)

M3-BRIGADE ACQUISITION III CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40946	86-3185502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Broadway, 19th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 202-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable public warrant	MBSC.U	New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	MBSC	New York Stock Exchange

Public warrants, each whole public warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MBSC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 26, 2021, M3-Brigade Acquisition III Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 30,000,000 units (the “Units”), including the issuance of 3,900,000 Units as a result of the underwriters’ partial exercise of their option to purchase up to 3,915,000 additional Units. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one redeemable public warrant of the Company (each whole warrant, a “Public Warrant”), with each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000.

On October 26, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 7,526,667 warrants (the “Private Placement Warrants”) to M3-Brigade Sponsor III LP and Cantor Fitzgerald & Co. at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $11,290,000.50.

The net proceeds from the IPO, together with certain of the proceeds from the Private Placement, $303,000,000 in the aggregate (the “Offering Proceeds”), were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of October 26, 2021 reflecting receipt of the proceeds upon the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Balance Sheet as of October 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M3-BRIGADE ACQUISITION III CORP.

Date: November 1, 2021	By:	/s/ Christopher Good
Name: Christopher Good
Title: Chief Financial Officer

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